                          REGISTRATION RIGHTS AGREEMENT

     This REGISTRATION RIGHTS AGREEMENT (this "AGREEMENT"), is entered as of
December 15, 2006, by and between HandHeld Entertainment, Inc., a Delaware corporation (the "COMPANY"), and Scott John Paul Worsnop (the "SELLER").

     WHEREAS, pursuant to the terms of a Purchase Agreement, dated as of
December 15, 2006 (the "PURCHASE AGREEMENT"), entered into by and between the
Company and the Seller, the Company has agreed, as partial consideration for the acquisition by the Company from the Seller of the Interest (as defined in the
Purchase Agreement) to issue to the Seller a five (5)-year Convertible
Promissory Note in the principal amount of Eight Hundred Thousand Dollars
($800,000) (the "NOTE");

     WHEREAS, the Note provides that prior to the Maturity Date (as defined in the Note) the Seller my elect to convert the principal on the Note together with accrued and unpaid interest thereon into that number of shares of the Company's
Common Stock, no par value per share ("COMMON STOCK") as determined pursuant to
Section 1.2 of the Note (as converted, the "CONVERSION SHARES");

     WHEREAS, to induce the Seller to execute and deliver the Purchase
Agreement, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the "1933 ACT"), and applicable state securities laws:

     NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Seller hereby agree as follows:

1.   DEFINITIONS.

          As used in this Agreement, the following terms shall have the following meanings:

               (a) "REGISTER," "REGISTERED," and "REGISTRATION" refer to a registration effected by preparing and filing one or more Registration
Statements in compliance with the 1933 Act and pursuant to Rule 415 under the
1933 Act or any successor rule providing for offering securities on a continuous basis ("Rule 415"), and the declaration or ordering of effectiveness of such
Registration Statement(s) by the United States Securities and Exchange
Commission (the "SEC").

               (b) "REGISTRABLE SECURITIES" means (i) the Conversion Shares issued or issuable upon conversion of the Note; and (ii) any shares of capital stock issued or issuable with respect to the Conversion Shares as a result of any stock split, stock dividend, recapitalization, exchange or similar event.

               (c) "REGISTRATION EXPENSES" shall mean all expenses incurred by the Company in compliance its obligations hereunder, whether or not any registration statement is filed or becomes effective and whether or not any
Registrable Securities are sold pursuant to

such registration statement, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for the
Company, the expense of any special audits incident to or required by such registration (but excluding the compensation of regular employees of the
Company, which shall be paid in any event by the Company);

               (d) "REGISTRATION STATEMENT" means a registration statement of the Company filed under the 1933 Act.

               (e) "SELLING EXPENSES" shall mean all underwriting discounts and selling commissions applicable to the sale of Registrable Securities and all fees and disbursements of counsel for the Seller, if any, relating to the sale or disposition of the Registrable Securities pursuant to any registration statement filed pursuant to this Agreement.

     Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Purchase Agreement.

2.   REGISTRATION.

     2.1 Mandatory Registration. On or prior to ninety (90) days after the date on which Seller requests (a "DEMAND") that the Company Register the Registrable
Securities, or the earliest date thereafter that will not require a new stub-period financial statement audit (such demand by Seller hereafter defined as the "NOTICE" and such date hereafter defined as the "DEMAND DATE"), the
Company shall prepare and file with the SEC a Registration Statement covering for resale all of the Registrable Securities on Form SB-2, or such other Form as may be available to the Company for such Registration, and shall indicate on the cover of such form that such securities are being offered on a delayed or continuous basis pursuant to Rule 415 under the 1933 Act. In the event that such
Registration does require such audit, the Company agrees to use its best efforts to complete such audit. Company shall also use its best efforts to have the
Registration Statement become effective within one hundred and twenty (120) days after the Demand Date. Seller shall be entitled to only one (1) Demand pursuant to this Agreement.

     2.2 Underwriting. If the registration involves an underwriting, the right of the Seller to registration pursuant to this Section shall be conditioned upon the Seller's participation in such underwriting. The Seller shall (together with the Company and any other stockholders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the representative of the underwriter or underwriters selected by the Company.

     2.3 Expiration of Demand Right. In the event Seller is offered the right to participate in a Registration Statement pursuant to Section 3 hereinbelow and such Registration Statement is declared effective by the SEC, Seller shall no longer have the right to Demand registration of shares pursuant to this
Agreement.

3.   COMPANY REGISTRATION

     3.1 Inclusion in Registration. If the Company shall determine to register any of its equity securities either for its own account or for the account of any other security holder, other than a registration relating solely to employee benefit plans, or a registration relating solely to an

SEC Rule 145 transaction, or a registration on any registration form which does not permit secondary sales, the Company will:

          (a) Promptly, and in no event later than 15 days prior to the anticipated filing date of the registration statement effecting such registration, give to the Seller a written notice thereof (which shall include a list of the jurisdictions in which the Company intends to qualify such securities under the applicable blue sky or other state securities laws); and

          (b) include in such registration (and any related qualification under blue sky laws or other compliance), and in any underwriting involved therein, all the Registrable Securities specified in a written request made by the Seller within fifteen (15) days after receipt of the written notice from the Company described in clause (i) above, except as otherwise provided in Section 8 below.
Such written request may specify all or a part of the Seller's Registrable
Securities.

     3.2 Underwriting. If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise the Seller in the written notice given pursuant to Section (a). In such event, the right of the Seller to registration pursuant to this Section 3 shall be conditioned upon the Seller's participation in such underwriting. The Seller shall (together with the Company and any other stockholders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the representative of the underwriter or underwriters selected by the Company.

4.   EXPENSES OF REGISTRATION

     All Registration Expenses incurred in connection with any registration or compliance pursuant to this Agreement shall be borne by the Company, and any and all Selling Expenses shall be borne by the Seller.

5.   REGISTRATION PROCEDURES

     In the Notice provided by the Seller to the Company, the Seller shall inform the Company of the number of shares the Seller desires to have registered, acknowledging that the Seller does, at the time of such request, intend to sell all shares that will be included in the registration statement.
After receipt of such information from the Seller, the Company shall, at its expense:

               (a) prepare and file with the Commission, within the time frame specified in paragraph 2.1, above, the Registration Statement (such date of filing, the "FILING DATE") covering the resale of the Registrable Securities in accordance with the method or methods of distribution specified by the Seller, and cause the Registration Statement to become effective and remain effective as provided herein;

               (b) prepare and file with the Commission such amendments,
including post-effective amendments, and supplements to the Registration
Statement as may be necessary to keep the Registration Statement continuously effective as to the Registrable Securities for at least six (6) months following the date it first becomes effective (the "EFFECTIVENESS PERIOD"); PROVIDED,
HOWEVER, that the Effectiveness Period shall be extended for a period of time equal to

the period during which the Seller refrains from selling any securities included in such registration in accordance with the provisions set forth in Section 7 hereof;

               (c) cause the prospectus forming a part of the Registration
Statement to be amended or supplemented by any required prospectus supplement, and as so supplemented or amended to be filed pursuant to Rule 424 (or any successor rule) under the Securities Act;

               (d) respond promptly to any comments received from the Commission with respect to the Registration Statement or any amendment thereto and promptly provide the Seller and the Sellers' counsel true and correct copies of all correspondence from and to the Commission relating to the Registration
Statement;

               (e) promptly to take such action as may be reasonably necessary so that (i) each of the Registration Statement and any amendment thereto and the prospectus forming part thereof and any amendment or supplement thereto (and each report or other document incorporated therein by reference in each case), when it becomes effective, complies in all material respects with the Securities
Act and the Exchange Act and the respective rules and regulations thereunder,
(ii) each of the Registration Statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading and (iii) each of the prospectus forming part of the Registration
Statement, and any amendment or supplement thereto, does not at any time during the Effectiveness Period include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading.

               (f) notify the Seller as promptly as possible (and, in the case of (i)(A) below, not less than five (5) Business Days prior to such filing) and
(if requested by the Seller) confirm such notice in writing no later than one
(1) Business Day following the day (i)(A) when a prospectus or any prospectus supplement or post-effective amendment to the Registration Statement is proposed to be filed; (B) when the Commission notifies the Company whether there will be a "review" of such Registration Statement and whenever the Commission comments in writing on such Registration Statement and (C) with respect to the
Registration Statement or any post-effective amendment, when the same has become effective; (ii) of any request by the Commission or any other Federal or state governmental authority for amendments or supplements to the Registration
Statement or prospectus or for additional information; (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the
Registration Statement covering any or all of the Registrable Securities or the initiation of any Proceedings for that purpose; (iv) if at any time any of the representations and warranties of the Company contained in any agreement contemplated hereby cease to be true and correct in all material respects; (v)
of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable
Securities for sale in any jurisdiction, or the initiation or threatening of any
Proceeding for such purpose; and (vi) of the occurrence of any event that makes any statement made in the Registration Statement or prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to the Registration Statement, prospectus or other documents so that, in the case of the Registration Statement or the

prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated
therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

               (g) cooperate with the Seller to facilitate the timely
preparation and delivery of certificates representing Registrable Securities to be sold pursuant to a Registration Statement, which certificates shall be free of all restrictive legends, and to enable such Registrable Securities to be in such denominations and registered in such names as the Seller may request at least two (2) Business Days prior to any sale of Registrable Securities; and

               (h) furnish such number of prospectuses and other documents incident thereto as the Seller from time to time may reasonably request.

6.   INDEMNIFICATION

     6.1 The Company will indemnify the Seller to the fullest extent permitted by applicable law with respect to each registration which has been effected pursuant to this Agreement, and each underwriter, if any, and each person who controls any underwriter, against all claims, losses, damages and liabilities
(or actions in respect thereof) arising out of or based on any untrue statement
(or alleged untrue statement) of a material fact contained in any prospectus, offering circular or other document (including any related registration statement, notification or the like) incident to such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of the
Securities Act, the Exchange Act or the respective rules or regulations thereunder applicable to the Company and relating to action or inaction required of the Company in connection with such registration, qualification or compliance, and will reimburse the Seller for any legal or other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action; PROVIDED that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission based upon written information furnished to the Company by the Seller or underwriter. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of an Indemnified Party (as defined in
Section 5.3 hereof) and shall survive the transfer of the Registrable Securities by the Seller.

     6.2 The Seller will, if Registrable Securities held by him are included in the securities as to which such registration, qualification or compliance is being effected, indemnify the Company, each of its directors and officers and each underwriter, if any, of the Company's securities covered by such registration statement, each person who controls the Company or such underwriter, each other stockholder of the Company participating in such registration, and each of their respective officers, directors, and partners, and each person controlling such other stockholder, in each case, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in such registration statement, prospectus, offering circular or other document made by the Seller, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements by the Seller therein not misleading, and will reimburse the Company and such other stockholders, directors, officers,

members, partners, persons, underwriters or control persons for any legal or other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement)
or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by the Seller;
PROVIDED, that the liability of such Seller pursuant to Section 5.2 and Section
5.4 hereof shall in no event exceed the net proceeds received by such Seller from the sale of the Registrable Securities sold by the Seller pursuant to the
Registration Statement.

     6.3 Each party entitled to indemnification under this Section 5 (the
"INDEMNIFIED PARTY") shall give notice to the party required to provide indemnification (the "INDEMNIFYING PARTY") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom; PROVIDED that counsel for the Indemnifying
Party, who shall conduct the defense of such claim or any litigation resulting therefrom, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld) and the Indemnified Party may participate in such defense at such party's expense (unless the Indemnified Party shall have reasonably concluded that there may be a conflict of interest between the
Indemnifying Party and the Indemnified Party in such action, in which case the fees and expenses of counsel shall be at the expense of the Indemnifying Party), and PROVIDED FURTHER that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Agreement unless the Indemnifying Party is materially prejudiced thereby. No Indemnifying Party, in the defense of any such claim or litigation shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such
Indemnified Party of a release from all liability in respect to such claim or litigation. Each Indemnified Party shall furnish such information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with the defense of such claim and litigation resulting therefrom.

     6.4 If the indemnification provided for in this Section 5 is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any loss, liability, claim, damage or expense referred to herein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party hereunder, shall contribute to the amount paid or payable by such Indemnified
Party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the Indemnifying
Party on the one hand and of the Indemnified Party on the other in connection with the statements or omissions which resulted in such loss, liability, claim, damage or expense, as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue (or alleged untrue) statement of a material fact or the omission (or alleged omission) to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

     6.5 Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with any underwritten public offering contemplated by this
Agreement are in conflict with the foregoing provisions, the provisions in such underwriting agreement shall be controlling.

     6.6 The foregoing indemnity agreement of the Company and the Seller is subject to the condition that, insofar as they relate to any loss, claim, liability or damage made in a preliminary prospectus but eliminated or remedied in the amended prospectus on file with the SEC at the time the registration statement in question becomes effective or the amended prospectus filed with the
SEC pursuant to SEC Rule 424(b) (the "FINAL PROSPECTUS"), such indemnity agreement shall not inure to the benefit of any underwriter if a copy of the
Final Prospectus was furnished to the underwriter and was not furnished to the person asserting the loss, liability, claim or damage at or prior to the time such action is required by the Securities Act.

7.   INFORMATION BY THE SELLER

     The Seller shall furnish to the Company such information regarding the
Seller and the distribution proposed by the Seller as the Company may reasonably request in writing and as shall be reasonably required in connection with any registration, qualification or compliance referred to in this Agreement.

8.   "MARKET STAND-OFF" AGREEMENT

     The Seller agrees, if requested by the Company and an underwriter of common stock (or other securities) of the Company, not to sell or otherwise transfer or dispose of any common stock (or other securities) of the Company held by the
Seller during the 90-day period following the effective date of a registration statement of the Company filed under the Securities Act which relates solely to securities offered by or on behalf of the Company. If requested by the underwriters, the Seller shall execute a separate agreement to the foregoing effect. The Company may impose stop-transfer instructions with respect to the shares (or securities) subject to the foregoing restriction until the end of said period. The provisions of this Section 7 shall be binding upon any transferee who acquires Registrable Securities, whether or not such transferee is entitled to the registration rights provided hereunder.

9.   NO INCONSISTENT AGREEMENTS.

     Neither the Company nor any of its subsidiaries has, as of the date hereof entered into and currently in effect, nor shall the Company or any of its subsidiaries, on or after the date of this Agreement, enter into any agreement with respect to its securities that is inconsistent with the rights granted to the Seller in this Agreement or otherwise conflicts with the provisions hereof.
Without limiting the generality of the foregoing, at no time during the
Effectiveness Period shall the Company, grant to any person or entity the right to request the Company to register any securities of the Company under the
Securities Act unless the rights so granted are subject in all respects to the prior rights in full of the Seller set forth herein, and are not otherwise in conflict with the provisions of this Agreement.

10.  MISCELLANEOUS

     10.1 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of California applicable to contracts made and to be performed entirely within such State without regard to principles of conflicts of law.

     10.2 PARAGRAPH AND SECTION HEADINGS. The descriptive headings of the several sections of this Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

     10.3 NOTICES. All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given (a) when delivered personally to the recipient, (b) when sent to the recipient by telecopy (receipt electronically confirmed by sender's telecopy machine) if during normal business hours of the recipient, otherwise on the next Business Day, (c) one Business Day after the date when sent to the recipient by reputable express courier service
(charges prepaid), or (d) seven Business Days after the date when mailed to the recipient by certified or registered mail, return receipt requested and postage prepaid. Such notices, demands and other communications shall be sent to the
Seller and to the Company at the addresses indicated below:

If to the Seller:                     Scott Worsnop
                                      calle Nicaragua 10
                                      Javea, 03730
                                      Alicante
                                      Spain
                                      Fax: +34 96 646 0124

With a copy to:                       Lupton Fawcett, LLP
(which shall not constitute notice)   ATTN: Andrew Francey
                                      Yorkshire House
                                      East Parade
                                      Leeds
                                      LS1 5BD
                                      England
                                      Fax: 0044113 280 2163

                                      And

                                      Parkhill Venture Counsel
                                      ATTN: Jay Parkhill
                                      1283 Arguello Blvd
                                      San Francisco, CA 94122
                                      Fax: (415) 681-8544

If to the Company:                    HandHeld Entertainment, Inc.
                                      ATTN: Jeffrey Oscodar

                                      539 Bryant Street, Suite 403
                                      San Francisco, CA 94107
                                      Fax: 415-495-7708

With a copy to:                       Niesar Curls Bartling & Whyte, LLP
(which shall not constitute notice)   90 New Montgomery Street, 9th Floor
                                      San Francisco, CA 94105
                                      Attn: Gerald V. Niesar, Esq.
                                      Fax: (415) 882-5400

or to such other address as either party hereto may, from time to time, designate in writing delivered pursuant to the terms of this Section.

     10.4 AMENDMENTS. The terms, provisions and conditions of this Agreement may not be changed, modified or amended in any manner except by an instrument in writing duly executed by both of the parties hereto.

     10.5 ASSIGNMENT. Neither this Agreement nor any of the rights, duties, or obligations of any party hereunder may be assigned or delegated (by operation of law or otherwise) by either party hereto except with the prior written consent of the other party hereto; PROVIDED that all of the terms and provisions of this
Agreement shall inure to the benefit of and shall be enforceable by the respective legal successors and permitted assigns of the parties hereto and to any holder of Registrable Securities.

     10.6 COUNTERPARTS. For the convenience of the parties, any number of counterparts of this Agreement may be executed by any one or more parties hereto, and each such executed counterpart shall be, and shall be deemed to be, an original, but all of which shall constitute, and shall be deemed to constitute, in the aggregate but one and the same instrument.

                            [SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, each of the parties hereto has caused this Registration
Rights Agreement to be executed on its behalf by its officers thereunto duly authorized, all as of the day and year first above written.

COMPANY                                 HANDHELD ENTERTAINMENT, INC.

                                        By: /s/ Jeff Oscodar
                                            ------------------------------------
                                        Name: Jeffrey Oscodar
                                        Title: President

SELLER                                  SCOTT JOHN PAUL WORSNOP

                                        /s/ Scott John Paul Worsnop
                                        ----------------------------------------

                                       10